Exhibit 10.11

CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE

Consolidating, amending and restating the unpaid principal balance of those certain Promissory Notes currently held by WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, f/k/a NORWEST BANK MINNESOTA, N.A., as Indenture Trustee under that certain Servicing Agreement dated as of November 1, 1999, as more particularly described on Exhibit “A” attached hereto and by this reference made a part hereof, copies of which are attached hereto.

US $13,045,425.74	New York, New York July 12, 2001

FOR VALUE RECEIVED, the undersigned, jointly and severally if more than one, promises to pay to the order of CNL FUNDING 99-1, LP, a Delaware limited partnership, the principal sum of THIRTEEN MILLION FORTY-FIVE THOUSAND FOUR HUNDRED TWENTY-FIVE AND 74/100 DOLLARS (US$13,045,425.74), with interest in arrears on the unpaid principal balance from the date of funding of this Note, until paid, at an initial rate of 10.27479% per annum. Payments of principal and Interest shall be payable to the holder hereof by electronic funds transfer in accordance with instructions provided by holder to the undersigned, or such other place as the holder hereof may designate in writing, in consecutive monthly installments in the amount of ONE HUNDRED THIRTY-SIX THOUSAND FOUR HUNDRED SEVENTY-FOUR AND 71/100 DOLLARS (US$136,474.71) on the first (1st) day of each month beginning March 1, 2001 though the payment due April 1, 2014, Borrower’s payment of principal and interest due on May l, 2014 shall be in the amount of ONE HUNDRED FIFTEEN THOUSAND SIX HUNDRED ELEVEN AND 41/100 DOLLARS (US$115,611.41), Borrower’s payment of principal and interest due commencing with the payment due June 1, 2014 and continuing through the payment due April 1, 2019, Borrower’s payment of principal and interest shall be ONE HUNDRED FIVE THOUSAND ONE HUNDRED ONE AND 34/100 DOLLARS (US$105,101.34), Borrower’s payment of principal and interest due on May 1, 2019 shall be in the amount of EIGHTY-SEVEN THOUSAND AND NINETY-THREE AND 73/100 DOLLARS (US$87,093.73), Borrower’s payment of principal and interest due commencing with the payment due June 1, 2019 shall be in the amount of SEVENTY-THREE THOUSAND FIFTY-SIX AND 81/100 DOLLARS (US$73,056.81) and continue until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on October 1, 2019 (the “Maturity Date”). If any installment under this Note is due on a day that is not a Business Day (as defined herein), such installment shall be deemed to be due and payable on the next Business Day. All computation of interest shall be made by the holder on the basis of a year of 360 days and shall be allocated in twelve (12) equal monthly installments.

If any installment under this Note is not received by the holder hereof within ten (10) calendar days after holder’s written demand for such amount, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of the holder. The holder may exercise this option to accelerate during any Default (as hereinafter defined) by the undersigned regardless of any prior forbearance. In the event of any Default under this Note or the Instrument or any other Loan Document (as such terms are hereinafter defined), and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, the undersigned shall pay the holder all of its reasonable expenses and costs, including, but not limited to, attorneys’ fees and expenses, including reasonable attorneys’ fees and expenses on any appeal and without relief from valuation and appraisement laws. Any forbearance by the holder in exercising any right or remedy under this Note or the Instrument or any other Loan Document, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by the holder of payment of any sum due hereunder after the due date of such payment or after holder has declared a Default shall not be deemed to be a waiver of holder’s right thereafter either to require prompt payment when due of all indebtedness owing or to declare a Default for failure to make prompt payment.

If any installment under this Note is not received by the holder within ten (10) calendar days after the installment is due, the undersigned shall pay to the holder a late charge of five percent (5%) of such installment such late charge to be immediately due and payable without demand by the holder. If any installment under this Note or any other monetary payment due under this Note, the Instrument or any other Loan Document remains past due for ten (10) calendar days or more after holder’s written demand for such amount, or if there shall exist any other Default under this Note, the Instrument or any other Loan Document (after any applicable notice or cure period provided therein or herein), the outstanding balance of this Note shall bear interest during the period in which the undersigned is in Default at the lesser of (i) four percent (4%) above the interest rate referenced in the first paragraph above or (ii) the highest rate allowed by applicable law (the “Default Rate”).

From time to time, without affecting the obligation of the undersigned or the successors or assigns of the undersigned to pay the outstanding principal balance of this Note and to observe the covenants of the undersigned contained herein (after any applicable notice or cure period, if any), and without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of the undersigned, the successors or assigns of the undersigned or guarantors, and without liability on the part of the holder, the holder may, at the option of the holder, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder or otherwise modify, amend or waive any term or provision of this Note, the Instrument or any other Loan Document.

Presentment, notice of dishonor, right to set off and counterclaim, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

The indebtedness evidenced by this Note (herein the “Loan”) is secured by certain Commercial Mortgages/Deeds of Trust, Assignment of Rents and Security Agreement with respect to property located in the States of Maryland, Virginia and Delaware (collectively, the “instrument”) and certain of the other Loan Documents each executed by the undersigned or its affiliates, and relating to certain real property and personal property more particularly described therein (herein referred to as the “Property”), and reference is made thereto for rights as to acceleration of the indebtedness evidenced by this Note and as to other rights and remedies. The collateral includes machinery, equipment, goods and other personal property owned by the undersigned.

A Default as defined in the Instrument or any and all other notes, instruments, guaranties, documents and agreements evidencing or securing or relating to the same or the indebtedness represented or secured thereby (herein the “Loan Documents”) under the Instrument or any Loan Document shall constitute a Default under this Note.

Unless funds are advanced hereunder on the first day of the month, the undersigned shall pay the holder interest only, in advance, on the outstanding principal balance of this Note at the rate set forth above from the date that funds are advanced to and including the last day of the month during which funds are so advanced.

Unless applicable law requires otherwise, so long as the undersigned is not in Default hereunder, all payments received by the holder under this Note or any Instrument shall be applied by holder in the following order of priority: (i) amounts due and payable to holder by the undersigned for any advances made by the holder under the Instrument or any of the other Loan Documents for the purposes of paying taxes, insurance and other charges incurred with respect to the Property; (ii) interest (and late charges, if any) due and payable on the Note; (iii) principal of the Note; (iv) interest due and payable on advances made by the holder under the Instrument or under any of the other Loan Documents in order to protect the holder’s security interest in any of the collateral securing the Note; (v) principal of advances made by the holder under the Instrument or any of the other Loan Documents in order to protect the holder’s security interest in any of the collateral securing the Note; (vi) interest due and payable on any Future Advance (as such term is defined in the instrument), provided that if more than one Future Advance is outstanding, the holder may apply payments received among the amounts of interest payable on the Future Advances in such order as the holder, in the holder’s sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, the holder may apply payments received among the principal balances of the Future Advances in such order as the holder, in the holder’s sole discretion, may determine; and (viii) any other sums due and payable secured by this Instrument or under any of the other Loan Documents in such order as the holder, at the holder’s option, may determine; provided, however, that the holder may, at the holder’s option, apply any sums payable on advances made by the holder under the Instrument or any of the other Loan Documents in order to protect the holder’s security interest in any of the collateral securing the Note prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application herein. Upon the undersigned’s Default under this Note, the Instrument or in any of the other Loan Documents, the holder may apply any payments received by the holder in any amount and in any order as the holder shall determine in the holder’s sole discretion.

ADDITIONAL COVENANTS. In addition to the covenants and agreements made in this Note, the undersigned further covenants and agrees with and in favor of holder as follows:

A.                                    Prepayment Premium

1.             Prepayment in Full

At any time from the date of this Note upon giving holder sixty (60) days prior written notice, the undersigned may prepay the entire unpaid principal balance of this Note in full on the last Business Day before a scheduled monthly payment date. Upon any such prepayment, the undersigned agrees to pay the holder, in addition to the entire unpaid principal balance, accrued interest, and any other sums due holder at the time of prepayment, a prepayment premium (the “Prepayment Premium”) equal to the greater of

(a)                                  1 % of the entire unpaid principal balance of this Note; or

(b)                                 (i)            the present value of all remaining payments of principal and interest, discounted at the “Treasury Rate,” minus

(ii)                                  the amount of principal being prepaid.

The “Treasury Rate” shall be defined herein as the yield on securities issued by the United States Treasury having a maturity equal to the remaining term of this Note, as quoted in Federal Reserve Statistical Release [H.15(519)] under the heading “U.S. Government Securities-Treasury Constant Maturity” for the date most nearly two (2) weeks before the prepayment date (or a comparable rate if this rate is no longer published) adjusted to reflect a monthly payment interval. If the above rate is not available for a term equal to the remaining stated term of this Note as of the date of such prepayment, the Treasury Rate shall be determined by interpolating between the yields on securities of the next longer and next shorter maturity.

The principal sum of this Note may not be prepaid, in whole or in part, at any time during the term hereof except (i) as specifically allowed herein and (ii) during the ninety (90) day period immediately preceding the Maturity Date, when this Note may be prepaid at any time in whole but not in part without payment of a Prepayment Premium after the undersigned has given thirty (30) days prior written notice to the holder. In the event that this Note is accelerated, the undersigned shall also pay the amount of the Prepayment Premium that would have been due had the undersigned voluntarily prepaid this Note. The holder shall have no obligation to accept any prepayment of principal under this Note except as expressly stated herein.

2.             Partial Prepayment

The undersigned shall have no right to make a partial prepayment of the outstanding indebtedness during the term of this Note.

3.             Prepayment Premium Due Whether Voluntary or Involuntary Prepayment: Insurance and Condemnation Proceeds

The undersigned shall pay the Prepayment Premium due under this Note whether the prepayment is voluntary or involuntary (in connection with the holder’s acceleration of the unpaid principal balance of this Note) or the Instrument is satisfied or released by foreclosure (whether by power of sale or judicial proceeding), deed in lieu of foreclosure or by any other means.           Notwithstanding any other provision herein to the contrary, the undersigned shall not be required to pay any Prepayment Premium in connection with any prepayment occurring as a result of the application of insurance proceeds or condemnation awards under the Instrument.

If the undersigned shall give notice of a prepayment but shall fail, for any reason, to make such prepayment, the undersigned shall immediately pay the holder any and all reasonable costs, fees and expenses (including reasonable in house and outside attorneys’ fees and expenses) associated with the holder’s administrative preparation for such prepayment.

The Prepayment Premium is the negotiated charge between the undersigned and the holder for the privilege of the undersigned to prepay this Note at the times provided above and to reimburse holder for administrative and other costs related thereto and is not a penalty. The undersigned hereby covenants and agrees to indemnify the holder hereof and hold it harmless from any costs, fees, expenses (including attorneys’ fees and expenses) resulting from any action, litigation or judicial action alleging or claiming that the Prepayment Premium is a penalty.

B.                                    Notice; Business Day

Any notice to the holder or the undersigned provided for in this Note shall be given in the manner provided in the Instrument. The term “Business Day” means any day other than a Saturday, a Sunday, or any other day which in Maryland is a legal holiday or a day on which banking institutions are authorized or required by law or government action to close.

C.                                    Assignment

This Note is freely assignable in whole or in part, from time to time, by the holder and the holder may grant participation interest(s) herein. Without limiting the foregoing, the undersigned understands and agrees that the holder intends to and may sell, pledge, grant a security interest in, collaterally assign, transfer, deliver or otherwise dispose of this Note and the undersigned’s other Loan Documents (or any interest therein, or its rights and powers thereunder), from time to time, in connection with a Securitization (as defined in the Instrument). This Note shall be binding upon the undersigned, its heirs, devises, administrators, executives, personal representatives, successors, receivers, trustees, permitted assignees, including all successors in interest of the undersigned, and shall inure to the benefit of the holder hereof, and the successors and assignees of the holder.

D.                                    Governing Law; Usury; Miscellaneous

This Note shall be governed by and construed in accordance with the laws of the State of Maryland and applicable federal law, except for enforcement rights as to any such Property which must be governed by the law of any other jurisdiction in which any such Property may be located.  The undersigned and holder agree that any dispute arising out of this Note shall be subject to the jurisdiction of both the state and federal courts in Maryland. For that purpose, the undersigned hereby submits to the jurisdiction of the state and federal courts of Maryland. The undersigned further agrees to accept service of process out of any of the aforesaid courts in any such dispute by registered or certified mail, postage prepaid, addressed to the undersigned. Nothing herein contained, however, shall prevent holder from bringing any action or exercising any rights against (i) the undersigned, (ii) any security, (iii) a guarantor personally, or (iv) the assets of the undersigned or any guarantor, within any other state or jurisdiction. The parties hereto intend to conform strictly to the applicable usury laws. In no event, whether by reason of demand for payment, prepayment, acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged or received by the holder hereunder or otherwise exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever interest would otherwise be payable to the holder in excess of the maximum lawful amount, the interest payable to the holder shall be reduced automatically to the maximum amount permitted by applicable law. If the holder shall ever receive anything of value deemed interest under applicable law which would apart from this provision be in excess of the maximum lawful amount, an amount equal to any amount which would have been excessive interest shall be applied to the reduction of the principal amount owing hereunder in the inverse order of its maturity (without the payment of a Prepayment Premium) and not to the payment of interest, or if such amount which would have been excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum permitted by applicable law. The provisions of this paragraph shall control all existing and future agreements between the undersigned and the holder.

Whenever possible this Note and each provision hereof shall be interpreted in such manner as to be effective, valid and enforceable under applicable law. Any provisions of this Note which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In addition, any determination that the application of any provision hereof to any person or under any circumstance is illegal and unenforceable shall not affect the legality, validity and enforceability of such provision as it may be applied to any other person or in any other circumstance.

WAIVER OF JURY TRIAL; NO CONSEQUENTIAL OR PUNITIVE DAMAGES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE UNDERSIGNED AND HOLDER BY ITS ACCEPTANCE HEREOF, FOR ITSELF AND FOR EACH HOLDER HEREOF, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY AGREE, THAT:

(A)          NEITHER THE UNDERSIGNED NOR HOLDER, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR LEGAL REPRESENTATIVE OF ANY OF THE SAME SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE ARISING FROM OR BASED UPON THIS NOTE, ANY INSTRUMENT OR ANY LOAN DOCUMENT EVIDENCING, SECURING OR RELATING TO THE OBLIGATIONS OR TO THE DEALINGS OR RELATIONSHIP BETWEEN OR AMONG THE PARTIES THERETO;

(B)          NEITHER THE UNDERSIGNED NOR HOLDER SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN OR CANNOT BE WAIVED;

(C)          THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE UNDERSIGNED AND HOLDER, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS;

(D)          NEITHER THE UNDERSIGNED NOR HOLDER HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES;

(E)           IN NO EVENT SHALL HOLDER BE RESPONSIBLE OR LIABLE FOR CONSEQUENTIAL OR PUNITIVE DAMAGES TO THE EXTENT PERMITTED BY LAW; AND

(F)           THIS PROVISION IS A MATERIAL INDUCEMENT FOR HOLDER TO ENTER INTO THIS TRANSACTION AND IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

NOTICE TO THE BORROWER

Do not sign this Note before you read it. This Note provides for the payment of a premium if you wish to repay the Loan prior to the date provided for repayment in this Note. In addition, this Note authorizes the holder to refuse to accept repayment of the Loan prior to the date provided for repayment in this Note unless certain conditions stated in this Note are met.

DAVCO RESTAURANTS, INC., Delaware corporation

/s/ DAVID J. NORMAN
David J. Norman, Secretary

(CORPORATE SEAL)

DAVCO ACQUISITION HOLDING INC., a Delaware corporation

/s/ DAVID J. NORMAN
David J. Norman, Secretary

(CORPORATE SEAL)

FRIENDCO RESTAURANTS, INC., a Maryland corporation

/s/ DAVID J. NORMAN
David J. Norman, Secretary

(CORPORATE SEAL)

HERON REALTY CORPORATION, Maryland corporation

/s/ DAVID J. NORMAN
David J. Norman, Secretary

(CORPORATE SEAL)

EXHIBIT “A”
to Consolidated, Amended and Restated Promissory Note
in the amount of $13,045,425.74 dated July 12, 2001

1.             Promissory Note from FriendCo Restaurants, Inc. to and in favor of CNL Financial Services, Inc. in the amount of $972,000,000, dated April 28, 1999.

2.             Promissory Note from Friendco Restaurants, Inc., to and in favor of CNL Financial Services, Inc. in the amount of $918,000.00, dated March 16, 1999.

3.             Promissory Note from Friendco Restaurants, Inc., to and in favor of CNL Financial Services, Inc. in the amount of $1,834,000.00, dated March 16, 1999.

4.             Promissory Note from Friendco Restaurants, Inc. to and in favor of CNL Financial Services, Inc. in the amount of $990,000.00, dated March 16, 1999.

5.             Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $235,000.00, dated September 22, 1999.

6.             Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $2,726,000.00, dated September 22, 1999.

7.             Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $500,000.00, dated September 22, 1999.

8.             Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $1,239,000.00, dated September 22, 1999.

9.             Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $425,000.00, dated September 22, 1999.

10.           Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $425,000.00, dated September 22, 1999.

11.           Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $650,000.00, dated September 22, 1999.

12.           Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $650,000.00, dated September 22, 1999.

13.           Promissory Note from Friendco Restaurants, Inc. and Heron Realty Corporation to and in favor of CNL APF Partners, LP, in the amount of $550,000.00, dated September 22, 1999.

14.           Promissory Note from Friendco Restaurants, Inc., to and in favor of CNL Financial Services, Inc. in the amount of $1,449,000.00, dated April 28, 1999.